EXHIBIT 10.10
    SHARE PURCHASE AGREEMENT RELATING TO THE PURCHASE OF CMD CAPITAL LIMITED


                        SNet Communications (HK) Limited
                                     ("SNet")

                                       and

                                   LING KAN NA

                                      ("Ting")

                                    Li Wei Man
                                     ("LI")

                  (SNET, TING AND LI, COLLCCTIVELY THE VENDORS)

                                       and

                  CathayOnline Technologies (Hong Kong) Limited

                                (the "Purchaser")











                            SHARE PURCHASE AGREEMENI

                       DATA AS OF THE 29TH DAY OF FEBRUARY 2000


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                            SHARE PURCHASE AGREEMENT

             THIS AGREEMENT MADE AS OF THE 29TH DAY OF FEBRUARY, 2000
                                           ---------------------

BETWEEN

         SNET Communications (HK) Limited, a company duly incorporated under the laws of Hong Kong Special Administrative Region (Hong Kong") ("SNet")

AND

         MS. PING KIN NOK, A PERMANENT RESWENT OF HONG KONG WITH HANG KONG IDENTITY card #P212902(0) ("Ting")

AND

         Mr. LI MTei Man, a miident of Hong Kong with Hong Kong identity card #_______________ ("LI")

         (SNet, TIng and Li are collectively referred to as "Vendors")

AND

         CATHAYONLINE   TECHNOLOGIES   (HONG  KONG)  LIMITED,   A  COMPANY  DULY
         INCORPORATED UNDER THE LAWS OF HONG KONG (THE "PURCHASER")

WHEREAS:

A. CMD Capital Limited (the "Q,inpay~) legally and bcneficiafly ow~s seventy percent (70%) of all issued and OUTSTANDING SHARES OF CBIN2NET PUBLISHING CO. LID. ("CBLTIANCT"), BOTH OF WHICH ARE DULY INCOIPORATED UNDER TBT LAWS OF HONG KONG;

B. CHINANET LEGALLY AND BENEFICIALLY OWNS AD RIGHTS AND INTERESTS IN AND TO THE EOXZG KONG EDITION OF S(T~T~ INVESTMENT" JOURNAL, A MAGAZINE DULY RCGISTERCD WITH ________DEPARTMENT IN HONG Kong (Registration
         #_______

C. THE COMPANY HAS CATERED INTO, A COOPERATION AGREEMENT (THE `COOPERATION AGREEMENT") WITH CHINA HVESTMAIT Publishing HOUSE ("CHINA INVESTMENT"), A COMPANY ESTABLISHED UNDER THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA (MPRC") and UNDER THE CONTROL OF THE MC STATE PLANNING AND DEVELOPMENT COMMISSION (A COPY OF THE Cooperation Agreement is attached hereto as Schedule A):

D.       5)1ST.   BENEFICIALLY  OWNS  TONY  PERCCNT  (40%)  OF  ALL  ISSUED  AND
         OUTSTANDING SHARES OF THE COMPANY;

E. LTHG BENEFICIALLY OWNS FORTY PERCENT (40%) ALA!! ISSUED AND OUTSTANDING SKATES OF THE Company;

F. LI BENEFICIALLY OWNS TWENTY PERCENT (20%) OF all issued and outstanding tires of the Cnmpany;

G. THE PURCHASER IS INDIRECTLY WHOLLY OWNCD LEGALLY AND BENEFICIALLY BY CATHAYONLINC INC. RCSOL"), A COMPANY incorporated under the laws of Nevula, thc USA:

H. EACH OF THE VENDORS WISHES TO SELL TO THE PURCHASER SIXTY-TWO POINT FIVE PERCENT (62.5%) OF their respective beneficW interests in the issued and outstanding Shares of the Company (collectively "Shareholding Interests");

I.       THE PURCHASER WISHES TO purchase such Sharcholding Iixensts.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND the ntual agreanents contained bcrc'm and other valuable consideration (THE RECEIPT AND ADCQUACY OF WHICH BY EACH OF the Parties hereto is ackflowledged). the Parties hereto agree as follows:

                                    ART1CLE 1

                                 INTERPRETATION

1.1 DEFINED TERMS. AS USED IN THIS Agreement. including the recitals hereto, the following definition apply:

         CLOSING MEANS the completion of the transaction of purchase and sale contemplated in this Agreement;

         "COMPLETION DATE" MEANS APRIL 1, 2000 OR SUCH OTHCR DATHS AGREED TO BY THE Parties hereto;

         "CORPORATE RECORDS" MEANS WITH RESPECT TO THE COMPANY, ALL CORPORATE RECORDS OF the Company, including (1) all MEMORANDUM ARID ARTICLES OR SIMILAR CONSTADRIG DOCUMENTS, ANY UNAIMOUS shareholders agreements and any amendments thereto; (II) A!! MINUTES OF MEETINGS AND RESOLUTIONS OF SHAREHOLDEN, DIRECTORS AND ANY CONUNITTEE THEREOF; AND (III) THE share CERTIFICATE BOOKS, REGISTER OF SHAREHOLDERS, REGISTER OF TRANSFERS AIX! REGISTER OF directors;

         "ENCUMBRANCES" MEANS LIENS, CHARGES, MENGAGES, PLEDGES, SECURITY INTERESTS. CLAIMS, DEFECTS OF title, restrictions AND ANY OTHER RIGHTS OF THIRD PARTIES TELATING TO ANY PROPERTY, INCLUDING RIGHTS OF ACT-OFT AND VOTING trusts, and other encumbrances of any kind; and

         "SHARING PERCENT" MEANS A PERCENTAGE OF FORTY (40). FORTY (40) AND TWENTY (20) FOR EACH OF SNET, TING AND LI RESPECTIVELY.

                                    ARTICLE 2

                      SHARE PURCHASED AND PLJRC}IASE PRICE

2.1 PURCHASE AN&SALEESHAREHOLDHIG INTERESTS, ON THE TERMS AND CONDITIONS HEREOF, THE VENDORS HEREBY JOLRTUY SELL, ASSIGN AND TRANSFER TO TUE PURCHASER AND THE PURCHASER HEREBY PURCHASES FROM THE VENDORS ON THE DATE HEREOF, THE Sharebolding Interests.

2.2      PURTHASE~PRICE - SHAREHOLDING  INTERESTS. THC AGGREGATE  PURCHASE PRICE
         (THE

         PURCHASE PRICE") PAYABLE BY THE PURCHASER TO THE VENDORS FOR THE SHAREHOLDING INTERESTS SHALL BE ONE Million Us Dollars (US$1,000,000) AND TWO MILLION COMMON SHAMS FROM THE TR~SWY OF CAO!4 (`CAOL Shares") to be paId and issued in accordance with Section 2~3 hereof.

2.3 PAYMENT OF PURCHASE PRICE. The Purchaser shall: (i) pay Nw Hundred Thousand US Dollars (US$500,000) awl cause CAOL TO ISSUE ONE MILLION (1,000,000) CAOI4 SHARES TO THE VENDORS WITHIN THIRTY (30) DAYS OF the execution of this Agreement (ii) PAY FIVE HUNDIAT THOUSAND 135 DOLLARS (US$500,000) AND CANSE CAO!, TO issue One Million (1,000.000) CAOL Shares to the VENDORS WITHIN SIX (6) MONTHS UPON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED UNDER THE COOPERATION AGREEMENT BY THE PASTIES THERETO. INCLUDING INCORPORALING APPROPRIATE ENTITIES IN HONG KONG AND PRCI launching the Hong Kong edition of ~CHINA INVESTMENT" JOURNAL AND A ICP SITE IN THE PRC WITH INSSARY AUTHORIZATION AND LICENSES FROM RELEVANT PRC GOVERNMENT departments.

2.4 DISTRIBUTION OF~PURCHASE PRICE THE PURCHASE I'XICE WIN BE DISTRIBUTED TO EACH OF THE VENDORS IN accordance with the Sharing Perceut.

                                    ARTICLE 3

                                   COMPLETION

3.1 CCCPLETION OF THE SALE AND PURCHASE OF THE SHAREHOLDING INTERESTS SHALL TAB PLACE AT the office of Stikeman, Elliott at Suite 1103. Ann China Enilding, 29 Queen's Road Central, Hang Kong at 10:00 A.M. on the Completion Date when all (BUT NOT PART ONLY UNLESS the parties hereto agree otherwise) of The following business shall be fransacce4:

         (a)      The  Vendors  shall  jointly  or  severally   deliver  to  the
                  Purchaser

                  (I) INSTRUMENTS OF TRANSFER AND SOLD NOTES IN RESPECT OF the Sbareholding Interests executed by the NOMINEES OF the Vendors together with the share certificates therefor

                  (II) IN THE EVENT THAT THE NUMBER OF DIRECTORS CONSISTING THE BOARD OF THE COMPANY AS authorized under the articles of association of the Company is any number other than three (3), a certified copy RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY AUTHORIZING THE AMENDMENT OF THE number of directors CONSISTING THE BOARD TO THREE (3) UNDER SUCH RELEVANT CLAUSE OF THE ARTICLES OF ASSOCIATION OF THE Company;

                  (III) LETTERS OF RCSIGJIATION DULY SIGNED BY ALL THE EXISTING DIRECTORS OF THE Company;

                  (IV) A CERTIFIED COPY RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY APPROVING THE TRANSFER OF THE SBAREHOKLING INTERESTS BY THE VENDORS OR THEIR NOMINEES TO THE PURCHASER and appointing two (2) PERSONS AS THE PURCHASER SHALL NORNBIATE DIRECTORS OF THE COMPANY, WITH EFFECT FROM the Completion DATC;

                  (V) ALL BOOKS, RECORDS, DEEDS, AGREEMENTS, LEASES, BOOKS OF ACCOUNT, LISTS of suppliers and customers ol the Company and all other documents, files, records and other data, financial or othenwise, relating to the Company;

                  (VI) DULY EXECUTED LETTERS OF resignation of the resigning directors, undated, resigning as directun of the Company;

                  (VII) A MANAGEMENT AGREEMENT, IN THE FORM SATISFACTORY TO THE PURCHASER, DULY EXECUTED by the Vendors and/or the Company with regard to the MANAGEMENT AND OPERATION OF THE COMPANY; and

                  (viii) a shareholders' agreement, in the form satisfaaory to the Purchaser, duly executed by the Vendors and the Company.

         (B) THE PURCHASER SHALL DELIVER TO THE VEALORS (I) executed Instruments of fransfer and bought notes hi respect OF THE SHARTHOLDING INTERESTS; (II) A CHEQUE IN THE SUM OF HX$__________ REPRESENTING THE Purchaser's share OF STAMP DUTY WITH RESPAS TO THE SALE AND PURCHASE OF THE SHAREHOLDING INTERESTS; AND (III) consents to act AS DIRECTORS DULY SIGNED BY THE TWO (2) DIRECTORS SO NOMINATED BY the Purchaser to the board of directors OF the Company.

         (C) THE PARTIES HERETO SHALL EXECUTE AND DO OR CAUSE TO BE EXECUTED AND DONE all such other documents, INSTRUMENTS, ACTS AND THINGS AS ARE REASONABLYNECESSARY IN ORDER' TO EFFECT THE SALE AND PURCHASE OF THE Shareholding Interests.

3~2 NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THIS AGREEMENT, THE OBLIGATION OF THE PURCHASER TO COMPLETE THE PURCHASE OF THE SHAREHOLDING INTERESTS NT/OR TO PAY THE PURCHASE PRICE TO THE VENDORS IS SUBJECT TO THE following conditions TO BE FULFILLED OR PERT BRINED ON OR BEIBRE THE COMPLETION DATE, WHICH CONDITIONS ARE FOR THE EXCLUSIVE benefit of the Purchaser and may be waived by the Purchaser in writing in its sole discretion:

         (A) THE RCPRESCNTATIONS~ WARRANTIES AND COVENANTS OF the Vendors to the Purchaser contained in this Agreement SHALL BE IFUE ARID CORRECT AS AT THE COMPLETION DATE WITH THE SAME FARCE ~ EFFECT AS IF SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS WERE MADE AT AND AS OF such time;

         (B) ALL OF THE TERMS, COVENANTS AND CONDITIONS OF this Agreement to be compiled with or pcrformed by the Vendors at or before the ccmpletion Date shaU have been complied with or performed; and

         (c) the Purchaser or its advisers shall bave completed its due diligence on the Company and shall have obtained results satisfactory to it.

         If the above conditions are not fulfilled or waived by the Purchaser on or before the Completion Date, the Purchaser shall be entitled to rescind this Agreement In which event no party shall have any further claim HEREUNDER AGAINST THE OTHER1

                                    ARTICLE 4

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 BJ~RSABILONS_~!DWARNKTICS OFTHEYSIDAN, Each oldie Vendors represents and warrants a~ follows to tim Purchaser and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in conntion with the purchase by the Puirliaser of the SharcboWing Interests:

         (A) FLUE TNCOGPJNTION AND EXISTENCE OF THE CQM~PANY. Each of SNeC and the Company is a corporation incorporated and existing under the laws of Hong Kong.

         (B) CORPORATE L~P~ER. The Company has the corporate power to own its property and to carry on the business as now being conducted by it.

         (C) AUTHORI,ED_AND TSSNE&CAPTTAL. The authorized capital of the Company CONSISTS OF -, OF WHICH, AT THE DATE HEREOF, 100 SHARES (BENEFICIALLY OWNED BY THE VENDORS) HAVE BEEN ISSUED -- OUTSTANDING AS FOLLY PAID.

         (D) OPTJONS. ETC. EXCEPT FOR THE PURCHASER'S RIGHT HEREUNDER, NO PERSON HAS ANY OPTION, WARRANT, RIGHT, CALL, CONNUITINENT, CONVERSION RIGHT, RIGHT OF EXCHANGE OR OTHER AGREANECT OR ANY RIGHT OR PRIVILEGE (WHETHER BY LAW, PRCCMPTIVC OR COUTTACTUAL) CAPABLE OF BECOMING AN OPTION, WARRANT, RIGHT, CALL, COMMITMENT, CONVERSION RIGHT, RIGHT OF EXCHANGE OR OTHER TPECMEM FOR THE PURCHASE, SUBSCRIPTION, ALLOTMENT OR ISSUANCE OF ANY OF THE UNISSUED SHARES IN THE CAPITAL OF THE COMPANY OR MANY SECURITIES OF THE COMPANY.

         (E) CORPORATERECOTT THE CORPORATE RECORDS OF THE COMPANY ARC COMPLETE AND ACAN*E AND ALL CORPORATE PROCEEDINGS AND ACTIONS REFLECTED THEREIN HAVE BEEN CONDUCTS OR TAKEN IN COMPLIANCE WITH ALL APPLICABLE LAWS AND WITH THE MEMORANDUM AND ARTICLES OF THE COMPANY~

         (F) VALIDITY OF MREEMC!N. EACH OF THE VENDORS HAS ALL N~ESSARY POWER, AUTHORITY AND CAPACITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THE EXECUTION, DELIVERY AND PERFORMANCE BY EACH OF THE VENDORS OF THIS AGTEESNENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTANPIATED THEREBY:

                  (I)      IN THE CASE OF SNET, HAVE BEEN DULY AUTHORIZED BY ALL
                           NECESSARY   CORPORATE   ACTION   ON   THE   PART   OF
                           SNET AND

                  (II) DO NOT (OR WOULD NOT WITH THE GIVING OF NOTICE, THE LAPSE OF. TIME OR THE HAPPENING OF ANY OTHER EVENT OR CONDITION) RESULT IN A VIOLATION OR A BREACH OF, OR A DEFAULT UNDER OR GIVE RISE TO A RIGHT OF TCRMIUATION, AMENDMENT OR CANCELLATION OR THE ACCELERATION OF ANY OBLIGATION UNDER (A) ANY CHARTER OR BY-LAW INSTRUMENTS OF SNOT; (B) ANY CONTRACTS OR INSTRUMENTS TO WHICH ANY OF THE VENDORS IS A PARTY OR BY WHICH ANY OF THE VENDON IS BOUND; OR (C) ANY LAWS APPLICABLE TO ANY OF THE VENDORS.

                  THIS   AGREEMENT   CONSTITUTES   LEGAL,   VALID  AND   BINDING
                  OBLIGATIONS OR THE

                  VENDORS, AS APPLICABLE, ERTARCEABLC AGAINST THAN IN ACCORDANCE WITH ITS TERMT


         (H) RNTRKTIVTDOAMJ~EPJ~. NEITHER THE COMPANY NOR THE VENDORS IS SUBJECT TO, OR A PARTY TO, ANY CHARTER OR BY-LAW RESFRICTION, ANY LAW, ANY CLAIM RELATING TO THE PERIOD PRIOR TO THE DAFT INTO!, ANY CONTRACT OR HISTRUINENT, ANY ENCUMBRANCE OR ANY OTHER RESTRICTION OF ANY KIND OR CHARACTER WHICH WOULD PREVENT THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGRECNNT OR COMPLIANCE BY THE VENDORS WITH THE TENUS, CONDITIONS AND PROVISIONS HEREOF OR THE CONTINUED OPERATION OF THE BUSINESS BY THE COMPANY AFTER THE DATE HEREOF ON
                  SUBSTANTIALLY THE SAME BASIS AQ HERETOFORE OPERATED S WHICH WOULD RESTRICT THE ABILITY OF THE PURCHASER TO ACQUIRE ANY OF THE SHAREHOLDING INTIETESTS OR TO CAUSE THE CORNPSNY TO CONDUCT THE BUSINESS IN ANY AREA.


         (I) T~XESAUD STAT~!T*RY RETUR4. THE COMPANY HAS TIED OR CAUSED TO BE FILED, WITHIN THE TIMES AND WITHIN THE MANNER PRCSCNLCCL BY LAW, ALL TAX RETURNS AND ANNUAL RETURNS WHICH ARC REQUIRED TO BE FILED BY OR WITH RESPECT TO THE COMPANY. `THE INFORMATION CONTAINED IN SNCB RETURNS IS CORRECT AND COMPLETE AND SUCH REMRNS AND REPORTS REFLECT ACCURATELY ALL LIABILITY FOR TAXES OF THE COMPANY FOR THE PERIODS COVERED THEREBY OR THE CORPORATE STRUCTURE OF THE COMPANY, AS THE CASE MAY BT ALL TAXES AND ASSESSMENTS (INCLUDING INTEREST AND PENALTIES) THAT ARE OR MAY BECAME PAYABLE BY OR DUE FROM THE COMPANY HAVE BEEN FULLY PAID OR FOLLY DISCLOSED AND FULLY PMVIDCD FOR IN THE BOOKS AND RECOUIS.

4.2 COVAIAPTC SITHEJENDO~. IN THE EVENT ANY OF THE VENDORS SELLS ANY PORTION OF ITS SHAREHOLDING OR BENEFICIAL INTERESTS THEREOF IN THE COMPANY TO ANY OTHER THIRD PARTIES, THE VENDORS JOINFLY AND SEVERALLY COVENANT THAT THEY WILL USE THEIR BEST ENDEAVOUR TO CAUSE SUCH THIRD PARTIES TO BE A PARRY AND BE BOUND BY THE SHAREHOLDER AGREEMENT BETWEEN THE VENDORS. THE PURCHASER AND THE COMPANY WHICH SHALL CONTAIN PROVISIONS STIPULATING THAT THE PURCHASER SHALL HAVE THE RIGHT OF FIRST REIBSAL TO ACQUIRE ALL BUT NOT ANY PART THEREOF THE SHAREBALDING OF SUCH THIRD PARTIES IN THE COMPANY.

4.3 REPJ~SA*ALION~ANDWARRA~JJES 4FRE PJGCHA~. THE PURCHASER REPRESENTS AND WARRANTS AS FOLLOWS TO THE VENDORS AND ACKNOWLEDGES AND CONFIRMS THAT THE VENDORS ARE RELYING ON SUCH RCPRESENBTIORLS AND WARRANTIES IN CONNECTION WITH THE SALE BY THE VENDORS OF THE SHARTHOLDLNG INRCR~TS:

         (A) DUEANCORATION,. AUDJ~DSTAS. THE PURCHASER IS A CORPORATION DULY INCORPORATED WIDER THE LAWS OF FLONG KONG.


         (B) VALIDITYIPF ~ THE PURCHASER HAS ALL NECESSARY POWER AND CAPACITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS WIDER THIS AGRCEZNENT. THE EXECUTION, DELIVERY AND PERFORMANCE BY THE PURCHASER OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY:

                  (I) HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION ON THE PAD OF THE PURCHASER; AND


                  (II) DO NOT (OR WOULD NOT WITH THE GIVING OF NOTICE, THE LAPSE OF TIME OR THE HAPPENING OF ANY OTHER EVENT OR CONDITION) RESULT IN A VIOLATION OR A



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                           BREACH OF, OR A DEFAULT UNDER OR GIVE RICE TO A RIGHT
                           OF TERMINATION, AMENDMENT OR CANCELLATION OR THE ACCELERATION OF ANY OBLIGATION UNDCR (A) ANY CHASTER OR BY-LAW INSTRUMENTS OF THE PURCHASER; (B) ANY CONTRACTS OR INSTRUMENTS TO WHICH THE PURCHASER IS A PARTY OR BY WHICH THE PURCHASER IS BOUND OR (C) ANY LAWS APPLICABLE TO IT.

                  THIS AGREEMENT CONSTITUTES LEGAL, VALID AND BINDING OBLIGATIONS OF THE PURCHASER ENFORCEABLE AGAINST IT IN
                  ACCORDANCE  WITH ITS  TERMS  SUBJECT,  AS TO  ENFORCEMENT,  TO
                  BANHUPTCY, INSOLVENCY AND OTHER LAWS AFFCCTING RIGHT OF CREDITORS GENERALLY AND TO GENERAL PRINCIPLES OF EQUITY.

4.4 SURVIVAL OF REPRESENTAIONS, WARRANTIES AND COVENANTS. THE .RPRESENTATIONS, WARRANTIES AND COVENANT OF THE VENDORS CONTAINED IN SECTIONS 4.1 AND 42 HEREOF AND THE REPRESENTATIONS AND WARRANTIES OF THE PURCHASER CONTAINED IN SECTION 4.3 HEREOF SHALL SURVIVE THE CLOSING AND SHALL CONTINUE IN ML FORCE AND EFFECT FOR A PERIOD OF ONE (1) YEAR FROM THE DME HEREOF AND ANY CLAIM IN RESPECT THEREOF (EXCEPT A CIT BASED ON FRAUD WHICH SHALL SURVIVE INDEFINITELY).

                                    ARTICLE S

                           UNDERAKINGS AND INDEMNIT1ES

5.1 THE VENDORS! UNDCRTAIDNGS. THE VENDORS JOINTLY AND SEVERALLY UNDERTAKE TO:

         (A)      CAUSE THE CHINA INVESTMENT TO MAINTSIN ITS STATUS AS AN ENTITY
                  CONTROLLED   BY  THE  PRC  SLATE   HENNING   AND   DEVELOPMENT
                  COMMISSION;

         (B) INTRODUCE OTHER INTERNET-RELATED ACQUISITIONS OPPORTUNITIES IN THE PRC TO THE PURCHASER AND/OR CAOL; AND

         (C)      CAUSETINGANDMR.YULIANZNENGTOACTASADVISERSOFTHECOTNPANY.

5.2 INDEMNIFICATION IN FAVOUR OF THE PURCHASER. THE VENDORS SHALL INDEMNIFY AND SAVE THE PURCHASER, AND ITS SHAREHOLDERS, DFRECTONS, OFFICERS, EMPLOYEES, AGENTS AND RCPRESENTADVES, (IN RESPECT OF WHOM THE PURCHASER HEREBY ACTS AS AGENT AND TRUSTEE WITH RESPECT THERETO) HARMLESS OF AND FROM ANY CLAIM OR LOSS SUFFERED BY, IMPOSED UPON OR ASSERTED AGAINST THE PURCHASER AS A RESULT OF, IN RESPECT OF. CONNECTED WITH OR ARISING OUT OF UNDER OR PUSSUANIB:

         (A) ANY FAILURE ACT ANY OF THE VENDORS TO PERFORM OR IULFLL ANY COVENANT OR OBLIGATIONS OF THE VENDORS UNDER THIS AGREEMENT;

         (B) ANY BREACH OR INACCURACY OL' ANY REPRESENTATION OR WARRANTY GIVEN BY THE VENDORS CONTAINED IN THIS AGREEMENT ; AND

         (C) ANY CLAIMS OR NOTICES RELATING TO ANY FTCTS, CIRCUMSTANCES, EVENTS, CONDITIONS OR OCCURRENCES IN EXISTENCE AS AT OR PRIOR TO THE DATE HEREOF, RELATING DIRECTLY OR INDIRECTLY TO THE COINPAMY.

5.3 INDEMNIFICATION OF THE VENDORS. THE PURCHASER SHALL INDEMNIFY AND SAVE

THE VENDORS HATMLCSS OF AND FROM ANY CHAIN OR LOTS SUFFERED BY. IMPOSED UPON OR ASSESTED AGAINST THE VENDORS AS A RESULT OF, IN RESPECT OF. CONNECTED WITH OR ARISING OUT OF. UNDER OR PURSUANT TO:


         (A) ANY FAILURE BY THE PURCBASC TO PERFORM AID TWILL ANY COVENANT OF THE PNRCBASER UNDER THIS AGREEMENT; AND


         (B) ANY BREACH OR INACCURACY OF ANY REPRESENTATION OR WARRANTY GIVEN BY THE PURCHASER CONTAINED IN THIS AGREEMENT.

                                    ARTICLE 6

                                  MISCELLANEOUS

6.1 FURTHER ASSURANCES. FROM TIME TO TIME SUBSEQUENT TO THE DATE HEREOF, EACH PARTY SHALL AT THE REQUEST OF ANY OTHER PARTY EXECUTE AND DELIVER SUCH ADDITIONAL CONVEYANCES, TRANSFERS AND OTHER ASSURANCES AS MAY BE REASONABLY REQUIRED EFF~IVELY TO CARRY OUT THE INTENT OF THIS AGREEMENT AND TO TRANSFER THE SHAREHOLDING INTERESTS TO THE PURCHASER.

6.2 JOIMT ANS SERVERAL LIABILITY. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, THE VENDORS SHALL BE JOINTLY AWL SEVERALLY LIABLE WITH EACH OTHER, AS A PRINCIPAL ANTI NOT AS A SI&RETY, WITH RESPECT TO ALL OF THE REPRESENTATIONS, WARRANTIES, COVENANTS, INDEMNITIES AWL AGREEMENTS OF THE VENDORS.

63 STAMP DUTY THE STAMP DUTY PAYABLE ON THE SATE AND PURCHASE OF THE SHAREBDDING INTERESTS SHALL BE BORNE EQUALLY BY THE PURCHASER AND THE VENDORS.

6.4 EXPENSES. EXCEPT AS OTHERWISE EXPIESSLY PROVILED HEREIN, ALL COSTS AND EXPENSES (INCLUDING THE FEES AND DISBURSANENTS OF LEGAL COUNSEL, INVESTMENT ADVISERS AND AUDITORS) INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE PAID BY THE PARTY INCURRING SUCH EXPENSES.

6.5 ENUREMENT. THIS AGREEMENT SHALL ENTIRE TO THE BENEFIT OF AND BE BINDING UPON THE PARTIES, THEIR SUCCESSORS AND ANY PENNITTED ASSIGNS.


6.6 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS. EACH OF WHICH SHALL BE DEEMED AN ORIGINAL AND ALL OF WHICH, TAKEN TOGETHER, SHALL CONSTITUTE ONE AM) THE SAME INSTRUMENT.


6.7 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTNIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF BANG KONG- EACH PARTY HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICLION OF THE COURTS OF HONG KONG WITH RESPECT TO ANY MATTER ARISING HEREUNDER OR RELATED HERETO.

6.8 ASSIGNMENT. NONE OF THE RIGHTS OR OBLIGATIONS HEREUNDER SHALL BE ASSIGNABLE OR TRANSFERABLE BY ANY PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PATTIES.


6.9 GKNDER AND NUMBER. ANY REFRRENCE IN THIS AGREEMENT TO GENDER SHALL INCLUDE ALL GENDERS, AND WORDS IMPORTING THE SINGULAR NUMBER ONLY SHALL INCLUDE THE PLURAL AND VICE VERSA.

6.10 HEADINGS, ETC. THE PROVISION OF A TABLE OF CONTENTS, THE DIVISION OF THIS AGREEMENT INTO ARTICLES, SECTIONS, SUBSECTIONS AND OTHER SUBDIVISIONS AND TBC INSERTION OF HEADINGS ARE (OR CONVENIENCE OF RERERENCE ONLY AND SHALL NOT AFTECT OR BE UTILIZED IN THE CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT


6,11 SEVERABILITIY. ANY ARTICLE, SECTION, SUBSECTION OR OTHER SUBDIVISION OF THIS AGREEMENT WHICH IS, OR BECOMES, ILLEGAL, INVALID OR UNENFORCEABLE SHALL BE SEVERAL FROM THIS AGREEMENT AND BE INEFFECTIVE TO THE EXTENT OR SUCH ILLEGALITY, INVALIDITY OR UNENFORCEABILITY AND SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS BEREAF ~R THEREOF.

6.12 ENTIRE AGREEMENT. THIS AGREEMENT CONSLITUTA DIE ENTIRE AGREEMENT BETWEEN THE PASTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDAAXIINGS, NEGOTIATIONS AWL DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIE& THERE ARE NO REPRESENTATIONS, WARRANTIES, CONDITIONS OR OTHER AGREEMENTS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, BETWEEN THE PARTIES IN CONNECTION WITH THE SUBJECT NIAUN OF THIS AGREEMENT, EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND THEREIT

6.13 AMANEDMENT. THIS AGREEMENT MAY ONLY BE AMENDED, MODIFIED OR SUPPLEMENTED BY A WRITTEN AGREEMENT SIGNAL BY ALL OF THE PARTIES TO SUCH AGREEMENT

6.14 WAIVER. NA WAIVER OF ANY OF THE PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY OTHER PROVISION (WHETHER OR NOT SIMILAR), NOR SHALL SUCH WAIVER CONSTIWIE A WAIVER OR CONTINUING WAIVER UNLESS OTHERWISE EXPRESSLY PROVIDED IN WRITING DULY EXECUTED BY THE PARTY TO BE BOUND THEREBY.

         IN WITNESS WHEREOF THIS AGREETNR~UT HAS BEEN EXECUTED BY THE PARTIES AS OF THE DATE FIRST ABOVE WRITTEN.

The Vendors

SIGNED, SEALED AND DELIVERED IN ) SNET COMMUNICATIONS (UK) LIMITED THE PRESTP4CE OF;



WITNESS:
ADDRESS:                                           Authorized Signatory





SIGNED, SEALED AND DELIVERED IN
THE PRESENCE OF:



WITNESS:
ADDRESS:                                           Ting Kan Nok

SIGNED, SEALED AND DELIVERED IN THE
PRESENCE OF:




WITNESS:
ADDRESS:                                           Li Wei Man



The Purchaser

SIGNED, SEALED AND DELIVERED IN                   CATHAYONLINC TECHNOLOGIES
THE PRESENCE OF;                                  (KONG KONG) LIMITED




WITNESS:
ADDRESS:                                           Authorized Signatory